                                  EXHIBIT 99.1



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is intended to accompany Amendment No. One to American Business Financial Services, Inc.'s (the "Company") Annual Report on Form 10-K for the year ending June 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, Anthony J. Santilli, hereby certify in my capacity as the Chief Executive Officer of the Company, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                             /s/ Anthony J. Santilli
                                             -----------------------------------
                                             Anthony J. Santilli
                                             Chief Executive Officer



Date:  October 25, 2002